UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 27, 2006
                Date of report (Date of earliest event reported)


                              NEW ULM TELECOM, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                 0-3024                   41-0440990
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)           Identification No.)

                            27 NORTH MINNESOTA STREET
                                NEW ULM, MN 56073
          (Address of principal executive offices, including zip code)

                                 (507) 354-4111
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2006, New Ulm Telecom, Inc. entered into a definitive agreement to acquire a one-third interest in Hector Communications Corporation through a recently formed corporation, Hector Acquisition Corporation. The Hector Acquisition Corporation is equally owned by New Ulm Telecom, Inc., Blue Earth Valley Communications, Inc. and Arvig Enterprises, Inc. Hector Acquisition Corporation has entered into a merger agreement to acquire all of the outstanding shares of Hector Communications Corporation. Information on this transaction is contained in the attached press releases.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

            See "Exhibit Index."


























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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                New Ulm Telecom, Inc.

Date:  June 27, 2006                            By:  /s/ Nancy Blankenhagen
                                                     --------------------------
                                                     Nancy Blankenhagen
                                                     Chief Financial Officer































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

                                  EXHIBIT INDEX



Exhibit
Number                  Description
-------                 -----------------------------------------------------

99-1                    Press release, dated June 27, 2006.

99-2                    Press release, dated June 27, 2006.






























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